UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2014

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

                        (a)

ExxonMobil held its Annual Meeting of Shareholders on May 28, 2014, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders.  Percentages are based on the total votes cast.  Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's twelve director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes
Michael J. Boskin	2,658,762,892	97.5	67,805,895	832,050,107
Peter Brabeck-Letmathe	2,687,192,197	98.6	39,377,575	832,050,107
Ursula M. Burns	2,646,633,275	97.1	79,927,508	832,050,107
Larry R. Faulkner	2,694,051,191	98.8	32,503,174	832,050,107
Jay S. Fishman	2,609,722,087	95.7	116,837,190	832,050,107
Henrietta H. Fore	2,687,619,592	98.6	38,929,564	832,050,107
Kenneth C. Frazier	2,680,786,549	98.3	45,768,818	832,050,107
William W. George	2,675,231,936	98.1	51,323,276	832,050,107
Samuel J. Palmisano	2,626,380,863	96.3	100,178,023	832,050,107
Steven S Reinemund	2,665,547,452	97.8	61,016,676	832,050,107
Rex W. Tillerson	2,620,326,633	96.1	106,236,478	832,050,107
William C. Weldon	2,658,938,452	97.5	67,623,597	832,050,107

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,501,270,652	99.0%
Votes Cast Against:	34,436,525	1.0%
Abstentions:	22,918,116
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	2,413,311,528	89.8%
Votes Cast Against:	272,829,831	10.2%
Abstentions:	40,424,015
Broker Non-Votes:	832,050,107

The shareholders voted as set forth below on five shareholder proposals:

Majority Vote for Directors:

Votes Cast For:	1,209,318,996	44.9%
Votes Cast Against:	1,485,126,807	55.1%
Abstentions:	32,063,698
Broker Non-Votes:	832,050,107

Limit Directorships:

Votes Cast For:	129,048,526	4.8%
Votes Cast Against:	2,558,644,026	95.2%
Abstentions:	38,880,965
Broker Non-Votes:	832,050,107

Amendment of EEO Policy:

Votes Cast For:	507,911,539	19.5%
Votes Cast Against:	2,093,871,539	80.5%
Abstentions:	124,783,031
Broker Non-Votes:	832,050,107

Report on Lobbying:

Votes Cast For:	551,272,726	21.1%
Votes Cast Against:	2,057,894,435	78.9%
Abstentions:	117,400,743
Broker Non-Votes:	832,050,107

Greenhouse Gas Emissions Goals:

Votes Cast For:	543,131,427	22.0%
Votes Cast Against:	1,927,417,561	78.0%
Abstentions:	256,004,072
Broker Non-Votes:	832,050,107

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 2, 2014	By:	/s/ Patrick T. Mulva
---------------------------------------------
		Name:	Patrick T. Mulva
		Title:	Vice President, Controller and
Principal Accounting Officer